PROPERTY, PLANT AND EQUIPMENT, NET (Details) - USD ($)	Mar. 31, 2024	Mar. 31, 2023
Total property plant and equipment, at cost	$ 20,275	$ 20,934
Property, plant and equipment, net	12,596	13,470
Less: accumulated depreciation	(7,679)	(7,464)
Buildings [Member]
Total property plant and equipment, at cost	14,638	15,114
Furniture, fixture and electronic equipment [Memebr]
Total property plant and equipment, at cost	$ 5,637	$ 5,820